LONG TERM DEBT	9 Months Ended
Sep. 30, 2015
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
5. LONG-TERM DEBT
The Company has a $150.0 million revolving credit facility (the "Credit Facility") with a syndicate of lenders in order to secure available liquidity for general corporate purposes. Amounts borrowed under the Credit Facility bear interest at an annual rate equal to LIBOR plus a margin, and the Company pays a commitment fee on any undrawn amounts. The Credit Facility matures in March 2020, and is an expansion of the original 2013 $60.0m revolving credit facility.
Borrowings under the Credit Facility are currently secured by first priority mortgages on the Company's vessels and assignments of earnings and insurance. Under the Credit Facility, the Company is subject to certain covenants requiring among other things, the maintenance of (i) a minimum value adjusted amount of equity (ii) a minimum value adjusted equity ratio (iii) a minimum level of liquidity (iv) a positive working capital. The Credit Facility also includes customary events of default, including non-payment, breach of covenants, insolvency, cross defaults and material adverse change. The Company is permitted to pay dividends in accordance with its dividend policy so long as it is not in default.
In connection with the establishment of the Credit Facility in December 2013 and expansion in March 2015 the Company incurred $0.8 million and $1.2 million, respectively, in financing costs.
The Company was in compliance with its loan covenants as of September 30, 2015 and December 31, 2014.
The estimated fair value for the long term debt is considered to be equal to the carrying value since it bears a variable interest rate.